                                                                    EXHIBIT 10.2

                              CONSENT OF GUARANTOR


         The undersigned, Orient Power Holdings Limited, a Bermuda company ("Orient Power"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consents to the foregoing Fifth Amendment to License Agreement ("Fifth Amendment") and reaffirms its guarantee of the performance by Jiangsu Electronics Industries Limited ("Jiangsu Electronics") or any sublicensee of Jiangsu Electronics (Jiangsu Electronics and any sublicensee are hereinafter collectively referred to as "Jiangsu") of all of Jiangsu's obligations under (a) the Fifth Amendment and (b) that certain License Agreement between Koss Corporation, as Licensor, and Trabelco N.V., as Licensee, dated November 15, 1991, as amended by an Amendment to License Agreement dated November 15, 1991, and a Second Amendment to License Agreement dated September 29, 1995, and a Third Amendment and Assignment of License Agreement dated as of March 31, 1997 between Trabelco N.V., Jiangsu Electronics, Hagemeyer Electronics (N.A.), Inc., Hagemeyer Consumer Products, Inc. d/b/a/ Koss Electronics Products, KCP Limited and Koss Corporation, and a Fourth Amendment to License Agreement dated May 29, 1998 (collectively, that certain License Agreement and the amendments thereto are hereinafter collectively referred to as the "License Agreement"). Orient Power also guarantees the payment to Koss Corporation of any and all amounts owed to Koss Corporation by Jiangsu under the Fifth Amendment and the License Agreement, including but not limited to, the royalty obligations and indemnity obligations of Jiangsu thereunder.

                                   ORIENT POWER HOLDINGS LIMITED



Dated: March 30, 2001          By: /s/ Poon Ka Hung
       -------------------        --------------------------------------------

                             Name:
                                  -------------------------------------------

                            Title: Chief Executive Officer

                                   -------------------------------------------